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                                                                    EXHIBIT 10.6

                     AMENDMENT NO. 4 TO AMENDED AND RESTATED
                           ACCOUNT PURCHASE AGREEMENT


         AMENDMENT NO. 4, made and entered into as of June 28, 1996, by and among HANOVER DIRECT, INC., a Delaware corporation and the successor-in-interest to The Hanover Companies ("HDI"); HANOVER DIRECT PENNSYLVANIA, INC., a Pennsylvania corporation formerly known as Hanover Direct, Inc. and Hanover Direct Fulfillment, Inc. ("HDPI"); BRAWN OF CALIFORNIA, INC., a California corporation ("Brawn"); GUMP'S CATALOG, INC., a Delaware corporation formerly known as GSF Acquisition Corp. ("Gump's Corp."); GUMP'S HOLDINGS, INC., a Delaware corporation ("Gump's Holdings"); GUMP'S BY MAIL, INC., a Delaware corporation ("Gump's By Mail"); HANOVER DIRECT VIRGINIA, INC., a Delaware corporation ("Hanover Virginia"); and TWEEDS, INC., a Delaware corporation ("Tweeds") ("HDI, HDPI, Brawn, GCI, Gump's Corp, Gump's Holdings, Gump's by Mail, Hanover Virginia and Tweeds being hereinafter collectively and individually referred to as "Hanover") and GENERAL ELECTRIC CAPITAL CORPORATION ("GE Capital"), a New York corporation.

                              W I T N E S S E T H:

         WHEREAS, HDI, HDPI, Brawn, GCI, Gump's Corp., Gump's Holdings and GE Capital are parties to an Amended and Restated Account Purchase Agreement dated as of April 25, 1994, as amended by an Amended No. 1 to Amended and Restated Purchase Agreement dated as of November 2, 1994, and by a Second Amendment to Account Purchase Agreement dated as of June 1, 1995, and by a Waiver and Amendment No. 3 to Amended and Restated Purchase Agreement dated as of November 14, 1995 (collectively, the "Purchase Agreement");

         WHEREAS, it is the mutual desire of Hanover and GE Capital that the Purchase Agreement be amended in accordance with the terms and conditions hereinafter set forth;

         NOW, THEREFORE, in consideration of the mutual promises and subject to the terms and conditions hereinafter set forth, the parties hereto hereby agree as follows:

         1. Capitalized terms used herein which are not otherwise defined shall have the same meaning as in the Purchase Agreement.

         2. Gump's By Mail, Hanover VirginIa, and Tweeds shall be made parties to and shall be bound by the terms of the Purchase Agreement.

         3. All references to "Gump's By Mail" throughout the Purchase Agreement shall refer to the company now known as Gump's


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by Mail, Inc., and shall not refer to the company now known as Gump's Catalog,
Inc.

         4. All references to "Hanover" throughout the Purchase Agreement shall refer to HDI, HDPI, Brawn, GCI, Gump's Corp., Gump's Holdings, Gump's By Mail, Hanover Virginia and Tweeds, collectively and individually.

         5. All references to "Gump's" throughout the Purchase Agreement shall refer to GCI, Gump's Corp., Gump's Holdings, and Gump's By Mail, collectively and individually.

         6. All references to "GSF" throughout the Purchase Agreement shall refer to Gump's Corp.

         7. Section 2.1(c)(2) of the Purchase Agreement shall be deleted and replaced with the following language:

            (2) from any of Gump's By Mail, Gump's Corp., Gump's Holdings or GCI if any such party no longer is under the control of Hanover.

         8. In Section 7.1 of the Purchase Agreement, the language at the beginning of the first sentence reading "HDI, HDPI and Brawn" shall be deleted and replaced with the following language:

            HDI, HDPI, Brawn, GCI, Gump's Corp., Gump's Holdings, Gump's By Mail, Hanover Virginia and Tweeds.

         9. The first sentence of Section 8.20 of the Purchase Agreement shall be deleted and replaced as follows:

            The Corporate structure in connection with Hanover is as follows:
            (a) Brawn, Gump's Holdings; HDPI, Hanover Virginia, and Tweeds are wholly-owned subsidiaries of HDI, (b) International Mail is a tradename and catalog asset owned by Brawn, and (c) Gump's By Mail, Gump's Corp. and GCI are wholly-owned subsidiaries of Gump's Holdings.

        10. Each party shall pay its own out-of-pocket legal expenses in connection with the execution and delivery of this Amendment and the closing of the transactions relating thereto.

        11. Except as specifically provided herein, the terms and conditions of the Purchase Agreement shall continue in full force and effect and shall be fully binding on the parties hereto. Upon execution of this Agreement, each reference in the Purchase Agreement to "this Purchase Agreement," "hereunder," "hereof," or words of like import, shall mean and be a reference to the Purchase Agreement as amended hereby. In the event of any conflict between the terms of the Purchase Agreement and the


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terms of this Amendment, the terms of this Amendment shall prevail.

         12. This Amendment may be executed in any number of counterparts, all of which taken together shall constitute one and the same amendatory instrument, and any of the parties hereto may execute this Amendment by signing any such counterpart.

         IN WITNESS WHEREOF, this Amendment has been duly executed as of the date and year first above written.

                                        GENERAL ELECTRIC CAPITAL
                                        CORPORATION

                                        By: /s/ J. Alex Aguilar
                                            ---------------------------
                                            Name: J. Alex Aguilar
                                                  ---------------------
                                            Title: Program Manager
                                                   --------------------

                                        HANOVER DIRECT, INC.

                                        By: /s/ Edward J. O'Brien
                                            ---------------------------
                                           Name: Edward J. O'Brien
                                                 ----------------------
                                           Title: Senior Vice President
                                                  ---------------------

                                        HANOVER DIRECT PENNSYLVANIA,
                                        INC.

                                        By: /s/ Edward J. O'Brien
                                            ---------------------------
                                           Name: Edward J. O'Brien
                                                 ----------------------
                                           Title: Vice President
                                                  ---------------------

                                        BRAWN OF CALIFORNIA, INC.

                                       By: /s/ Edward J. O'Brien
                                            ---------------------------
                                           Name: Edward J. O'Brien
                                                 ----------------------
                                           Title: Vice President
                                                  ---------------------

                                        GUMP'S CATALOG, INC.

                                       By: /s/ Edward J. O'Brien
                                            ---------------------------
                                           Name: Edward J. O'Brien
                                                 ----------------------
                                           Title: Vice President
                                                  ---------------------

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                                         GUMP'S CORP.

                                         By: /s/ Edward J. O'Brien
                                            ____________________________
                                            Name:  Edward J. O'Brien
                                                 _______________________
                                            Title: Vice President
                                                  ______________________


                                         GUMP'S HOLDINGS, INC.

                                         By: /s/ Edward J. O'Brien
                                            ____________________________
                                            Name:  Edward J. O'Brien
                                                 _______________________
                                            Title: Vice President
                                                  ______________________


                                         GUMP'S BY MAIL, INC.

                                         By: /s/ Edward J. O'Brien
                                            ____________________________
                                            Name:  Edward J. O'Brien
                                                 _______________________
                                            Title: Vice President
                                                  ______________________



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